Exhibit 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Glacier Bancorp, Inc. (the “Company”) on form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael J. Blodnick, President and Chief Executive Officer, and James H. Strosahl, Executive Vice President and Chief Financial Officer, of Glacier Bancorp, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 11, 2002

By:	/s/ Michael J. Blodnick

Michael J. Blodnick President/CEO
By:	/s/ James H. Strosahl

James H. Strosahl Executive Vice President/CFO